                                                            EXHIBIT 23.

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into ITT
Financial Corporation's previously filed S-3 Registration Statements File No. 2-98360, File No. 33-23341, File No. 33-31957, File No.
33-42236 and File No. 33-62882.

                                 ARTHUR ANDERSEN & CO.

St. Louis, Missouri,
March 25, 1994.

                                    2-4